UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018
ALBEMARLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4350 Congress Street, Suite 700, Charlotte, North Carolina 28209
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (980) 299-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 8, 2018, the Company held its Annual Meeting. During this meeting, shareholders of the Company were asked to consider and vote upon four proposals: (1) approval of the non-binding advisory resolution approving the compensation of the Company’s named executive officers; (2) election of eleven nominees set forth in our 2018 Proxy Statement to the Board of Directors; (3) approval of the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation; and (4) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
As of the record date for the Annual Meeting, March 8, 2018, there were 110,729,039 shares of common stock outstanding and entitled to vote, of which the holders of 92,854,364 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:
1. Advisory vote on executive compensation. The shareholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
75,517,257	6,535,941	439,258	10,361,908
2. Election of directors. All of the nominees for directors were elected to serve for a term which expires at the annual meeting of shareholders in 2019, by the votes set forth in the table below.

Nominee	Voted For	Voted Against
Mary Lauren Brlas	82,125,138	297,987
William H. Hernandez	81,658,822	763,025
Luther C. Kissam IV	80,277,711	1,880,062
Douglas L. Maine	82,083,619	340,594
J. Kent Masters	78,806,322	3,617,004
James J. O'Brien	81,511,057	910,965
Diarmuid B. O'Connell	82,020,079	400,718
Dean L. Seavers	82,024,528	398,896
Gerald A. Steiner	82,088,123	333,768
Harriett Tee Taggart	78,556,020	3,870,421
Alejandro Wolff	78,887,487	3,534,572
There were 10,361,908 Broker Non-Votes received for each nominee.

3. Approval of the Amendment and Restatement of the Company's Articles of Incorporation. The shareholders approved the amendment and restatement of the Company’s Articles of Incorporation by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
82,096,671	327,109	68,676	10,361,908
6. Ratification of appointment of independent registered public accounting firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
90,754,485	2,005,035	94,844
The proposal to ratify the appointment of PricewaterhouseCoopers LLP was a routine matter and, therefore, there were no broker non-votes relating to this matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 10, 2018	By:	/s/ Karen G. Narwold
Executive Vice President, Chief Administrative Officer and Corporate Secretary